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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 12, 2003

                   ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE

                 (State or other Jurisdiction of Incorporation)


            000-28167                                     51-2126573
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     (Commission File Number)                  (IRS Employer Identification No.)

600 Telephone Avenue, Anchorage, Alaska                     99503
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's Telephone Number, Including Area Code        (907) 297-3000
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         (Former Name or Former Address, if Changed Since Last Report.)
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Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Company press release dated August 12, 2003, announcing the offering of DISH Network Satellite TV Service to Alaskans.


Item 9. Regulation FD Disclosure

     The Company announced an agreement with EchoStar Satellite Corporation, a subsidiary of EchoStar Communications Corporation, to sell and market EchoStar's DISH Network service in Alaska as described in more detail in the attached press release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.





Date: August 12, 2003                 ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.


                                      /s/  Kevin P. Hemenway
                                      ----------------------
                                      Kevin P. Hemenway
                                      Senior Vice President and
                                      Chief Financial Officer
                                      Alaska Communications Systems Group, Inc.